EXHIBIT 10.6

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is entered into as of June 21, 2011, by and among Jay Rifkin (“Rifkin”) and the stockholders of China Youth Media, Inc., a Delaware corporation (the “Company”), listed on the signature pages hereto (the “Stockholders”).

W I T N E S S E T H:

WHEREAS, the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of June 1, 2011 with Midwest Energy Emissions Corp., a North Dakota corporation (“Midwest”), pursuant to which at closing China Youth Media Merger Sub, Inc. (a wholly owned subsidiary of the Company formed for the purpose of such transaction) will merge into Midwest, which will result in Midwest becoming a wholly-owned subsidiary of the Company;

WHEREAS, contemporaneously herewith, the parties are completing the transaction contemplated by the Merger Agreement pursuant to which each of the Stockholders will become the  Beneficial Owner (as defined hereinafter) of shares of Series B Convertible Preferred Stock, $0.001 par value, of the Company (the “Company Series B Preferred Stock”);

WHEREAS, it is a condition of the obligations of the Company under the Merger Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute, and to be bound by the provisions hereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.            Certain Definitions.  For purposes of this Agreement, the following terms have the following meanings:

(a)      “Beneficially Own” or “Beneficial Ownership” with respect to any securities means having “beneficial ownership” of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that for the purposes of this Agreement, the Stockholders shall be deemed to Beneficially Own only those securities held of record by such Stockholders or over which such Stockholders have sole voting and dispositive power.

(b)      “Preferred Shares” means shares of the Company Series B Preferred Stock to be Beneficially Owned by the Stockholders upon completion of the transaction contemplated by the Merger Agreement.

(c)      “Securities” means the Preferred Shares together with any shares of the Company Series B Preferred Stock, shares of common stock, $0.001 par value (the “Common Stock”), of the Company, or other securities of the Company acquired by the Stockholders in any capacity after the date hereof and prior to the termination of this Agreement whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance or as a successor in interest in any capacity or otherwise.

2.             Representations and Warranties of Rifkin and the Stockholders.  Rifkin (with respect to himself) and each Stockholder (with respect to itself) hereby represents and warrants as follows:

(a)      Ownership of Shares.  Upon completion of the transaction contemplated by the Merger Agreement, Rifkin and each Stockholder will be the Beneficial Owner of the Securities set forth on the signature pages of this Agreement.  As of the date hereof, none of Rifkin and the Stockholders Beneficially Own any securities of the Company other than the Securities set forth on the signature pages of this Agreement.

(b)      Authority.  Each Stockholder has the requisite power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Securities with no limitations, qualifications or restrictions on such power, subject to applicable securities laws and the terms of this Agreement.

(c)      Power; Binding Agreement.  Rifkin and each Stockholder have the legal capacity and authority to enter into and perform all of their respective obligations under this Agreement.  This Agreement has been duly and validly executed and delivered by Rifkin and each Stockholder and constitutes a valid and binding agreement, enforceable against them in accordance with its terms except that: (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(d)      No Conflicts.  No filing with, and no permit, authorization, consent or approval of, any governmental entity is necessary for the execution of this Agreement by Rifkin or any Stockholder and the consummation by Rifkin and the Stockholders of the transactions contemplated hereby.  Except as contemplated by the Merger Agreement, none of the execution and delivery of this Agreement by Rifkin or any Stockholder, the consummation by Rifkin or any Stockholder of the transactions contemplated hereby or compliance by Rifkin or any Stockholder with any of the provisions hereof shall (i) conflict with or result in any breach of any organizational documents applicable to Rifkin or any Stockholder, if applicable, or (ii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Rifkin or any Stockholder or any of Rifkin’s or any Stockholder’s properties or assets, except in the case of clause (ii) where such violations, breaches or defaults would not, individually or in the aggregate, materially impair the ability of Rifkin or any Stockholder to perform this Agreement.

(e)      No Encumbrance.  Except as permitted by this Agreement, the Preferred Shares upon issuance, at all times during the term hereof, and the Securities will be, held by each Stockholder, or by a nominee or custodian for the benefit of each Stockholder, free and clear of all liens, charges or encumbrances of any kind or nature (“Liens”) except for any such Liens arising hereunder or under applicable federal and state securities laws, other than Liens that are not material to performance of this Agreement by any Stockholder.

(f)      Community Property.  All representations and warranties by each Stockholder made herein are qualified in their entirety by the effects of applicable community property laws and the laws affecting the rights of marital partners generally.

3.             Disclosure.  Rifkin and each Stockholder hereby agrees to permit the Company to publish and disclose in any documents and schedules filed with the Securities and Exchange Commission, and in any press release or other disclosure document in which the Company reasonably determines in its good faith judgment that such disclosure is required by law, including the rules and regulations of the Securities and Exchange Commission, or appropriate, in connection with the Merger Agreement and any transactions related thereto, each of Rifkin’s and the Stockholder’s identity and ownership of  Company Securities and the nature of Rifkin’s and such Stockholder’s commitments, arrangements and understandings under this Agreement.

4.             Transfer And Other Restrictions.  Prior to the termination of this Agreement, each Stockholder agrees not to, directly or indirectly:

(a)      except pursuant to the terms of the Merger Agreement or any related agreement thereto, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any or all of the Securities or any interest therein;

(b)      grant any proxy or power of attorney, deposit any of the Securities into a voting trust or enter into a voting agreement or arrangement with respect to the Securities except as provided in this Agreement; or

(c)      take any other action for the purpose of making any representation or warranty contained herein untrue or incorrect or of preventing or disabling Rifkin or any Stockholder from performing its obligations under this Agreement.

5.           Voting Agreement and Irrevocable Proxy.  Each Stockholder hereby covenants and agrees that, during the term of this Agreement, at every annual, special or adjourned  meeting of the stockholders of the Company and in every written consent in lieu of such  meeting, all of the Preferred Shares and other Securities of the Company  that are now, or at any time in the future, owned of record or beneficially by each of the Stockholders, shall be voted (or caused to be voted) as may be directed by Rifkin in his sole and absolute discretion, on the following specific matters, namely any amendments to the articles of incorporation of the Company, any mergers, sales of substantially all of the assets, and increases in the number of authorized shares or issuance of any additional shares of preferred stock, provided, however, Rifkin shall not have the right to vote the Preferred Shares and other Securities Owned Beneficially by the Stockholders with respect to any reverse stock split of the Company’s Common Stock in an amount up to 1-for-61.  Each Stockholder, as a holder of the Preferred Shares and any other Securities, shall be present in person or by proxy at all meetings of stockholders of the Company so that all of the Preferred Shares and any other Securities owned by each of the Stockholders are counted for purposes of determining the presence of a quorum at such meeting.  Each Stockholder agrees to grant and deliver to Rifkin an irrevocable proxy in the form attached hereto as Annex I (the “Proxy”), which shall be irrevocable to the fullest extent permitted by applicable law, with respect to voting of the Securities as provided for herein, at every annual, special or  adjourned  meeting of the stockholders of the Company and in every written consent in lieu of such  meeting, provided, however, that, the Proxy shall automatically terminate and be revoked upon termination of this Agreement pursuant to Section 7 hereof.

6.           Legends.  Each certificate representing any of the Preferred Shares and any other Securities of the Company that are now, or at any time in the future, Beneficially Owned by any of the Stockholders, shall be endorsed with a legend reading substantially as follows:

“THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT AND IRREVOCABLE PROXY (A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY AND IS AVAILABLE UPON REQUEST), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH VOTING AGREEMENT AND IRREVOCABLE PROXY.  ANY ATTEMPTED SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF SUCH AGREEMENT AND PROXY SHALL BE VOID AND OF NO FORCE AND EFFECT.”

7.             Termination.  This Agreement shall terminate upon the earliest to occur of (a) 24 months, (b) 6 months after the Company or Midwest has (i) raised a minimum of $5,000,000 USD from the Closing Date as defined in the Merger Agreement, or (ii) achieved an annualized EBITDA of $1,000,000 as evidenced on annual audited financial statements, or (c) the agreement of all parties hereto to terminate this Agreement.

8.             Miscellaneous.

(a)          Entire Agreement.  This Agreement (including the Proxy referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

(b)          Successors and Assigns.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by each party and such party’s respective heirs, beneficiaries, executors, representatives and permitted assigns.

(c)           Amendment and Modification.  This Agreement may not be amended, altered, supplemented or otherwise modified or terminated except upon the execution and delivery of a written agreement executed by all of the parties hereto.

(d)          Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by overnight commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

(i)           If to Rifkin, to:

Jay Rifkin
c/o Kaye Cooper Fiore Kay & Rosenberg, LLP
30A Vreeland Road, Suite 230
Florham Park, New Jersey 07932
Facsimile:  (310) 659-9629

(ii)           If to the Stockholders, to the addresses and facsimile numbers set forth for such Stockholders on the signature pages hereto.

(e)          Severability.  In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

(f)           Other Remedies; Specific Performance.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

(g)           No Waiver; Remedies Cumulative.  No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. Except as otherwise provided herein, all rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

(j)           Governing Law and Venue.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of law thereof.  In addition, each of the parties hereto: (i) consents to submit itself to the personal jurisdiction of any state court of competent jurisdiction in the event any dispute arises out of this Agreement; and (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

(k)           Descriptive Heading.  The descriptive headings used herein are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

(l)            Expenses.  All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

(m)          Counterparts.  This Agreement may be executed in one or more counterparts, and by facsimile, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, Rifkin and the Stockholders have caused this Agreement to be duly executed as of the day and year first written above.

RIFKIN:

By:	/s/Jay Rifkin
Jay Rifkin
Shares Beneficially Owned: 157,550,144 shares of Company Common Stock

STOCKHOLDERS:
3253517 Nova Scotia Limited

/S/ Richard MacPherson
By: Richard MacPherson
Its: Chief Executive Officer

Shares Beneficially Owned: 8,215 shares of Company Series B Preferred Stock
Address
______________________________________ ______________________________________
Facsimile: (___) _______

ANNEX I
FORM OF IRREVOCABLE PROXY

The undersigned stockholder of China Youth Media, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by applicable law) constitutes and appoints Jay Rifkin  (“Rifkin”) individually, as the sole and exclusive agent, attorney and proxy of the undersigned, with full power of substitution and re-substitution, to the full extent of the undersigned’s right, with respect to the Securities (as defined in the Voting Agreement dated as of the date hereof (the “Voting Agreement”) by and among Rifkin and the stockholders of the Company listed on the signature pages thereto) which the undersigned stockholder Beneficially Owns (as defined in the Voting Agreement) until the termination of the Voting Agreement pursuant to its terms.  Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Voting Agreement.  Upon the execution hereof, all prior proxies given by the undersigned with respect to the matters set forth below are hereby revoked and no subsequent proxies will be given.

This Proxy is irrevocable, is coupled with an interest, and is granted pursuant to the Voting Agreement, and is granted in consideration of the Company and Midwest entering into the Merger Agreement.  This Proxy is executed and intended to be irrevocable to the fullest extent permitted by applicable law.

The attorney and proxy named above is empowered to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Securities) of the undersigned at any time prior to termination of the Voting Agreement at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting, on the following specific matters, namely any amendments to the articles of incorporation of the Company, any mergers, sales of substantially all of the assets, and increases in the number of authorized shares or issuance of any additional shares of preferred stock, provided, however, the attorney and proxy named above shall not have the right to vote the Securities Beneficially Owned by the Stockholders with respect to any reverse stock split of the Company’s Common Stock in an amount up to 1-for-61.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

This Proxy is coupled with an interest and is irrevocable to the fullest extent permitted by law.

Dated: June 21,, 2011	Signature of Stockholder:

3253517 Nova Scotia Limited

/S/ Richard MacPherson
By: Richard MacPherson
Its: Chief Executive Officer